Investments in Affiliates	12 Months Ended
Dec. 31, 2024
Investments in Affiliates
Investments in Affiliates

3. Investments in Affiliates

In March 2023, the Company invested $4.3 million in the common shares of a newly established company Carbon Termination Technologies Corporation (“CTTC”), incorporated in the Republic of the Marshall Islands, which represents the Company’s 49% ownership interest. CTTC currently engages in research and development of decarbonization technologies for the shipping industry. Equity method of accounting is used for this investment. In 2024, the Company provided a $1.6 million loan to CTTC which bears interest at a rate of SOFR+2.0% and has a maturity date of December 31, 2025. The Company’s share of CTTC’s initial expenses amounted to $1.6 million and $4.0 million and are presented under “Equity loss on investments” in the Consolidated Statements of Income for the years ended December 31, 2024 and 2023, respectively.